UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): May 22, 2008 (May 20, 2008)

CHINA PRECISION STEEL, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-23039	14-1623047
(State of Incorporation)	(Commission File No.)	(IRS Employer ID No.)

8th Floor, Teda Building
87 Wing Lok Street, Sheungwan
Hong Kong, The People’s Republic of China

(Address of Principal Executive Offices)

(+852) 2543 -8223

Registrant’s Telephone Number, Including Area Code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. REGULATION FD DISCLOSURE.

China Precision Steel, Inc. (the “Company”) participated in, or will participate in, presentations to groups of potential investors on (i) May 20, 2008 at the Brean Murray, Carret & Co. All-Cap, All-China Conference in New York, New York, (ii) May 22, 2008 at the Credit Suisse China Opportunities Conference in Boston, Massachusetts, and (iii) May 23, 2008 at the ROTH 3rd Annual China Discovery Tour in Hainan, China (collectively, the “Conferences”). In connection therewith, the Company is filing this current report on Form 8-K to disclose its presentation materials in order to avoid the selective disclosure of any material nonpublic information at any of the Conferences. The Company’s presentation materials and press releases are attached hereto as Exhibit 99.1, 99.2 and 99.3.

The information contained in this Current Report on Form 8-K and the exhibits attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)., or otherwise subject to the liabilities of that section, nor shall such information or such exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information set forth in or exhibits to this Form 8-K shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

99.1	Slide Presentation of China Precision Steel, Inc., dated May 2008.
99.2	Press Release, dated May 20, 2008, announcing the Company’s presentations at the Brean Murray, Carret & Co. All-Cap, All-China Conference and the ROTH 3rd Annual China Discovery Tour Conference.
99.3	Press Release, dated May 21, 2008, announcing the Company’s presentation at the Credit Suisse China Opportunities Conference.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA PRECISION STEEL, INC.

Date: May 22, 2008	/s/ Wo Hing Li
Wo Hing Li
Chairman, Chief Executive Officer and President

EXHIBIT INDEX

99.1	Slide Presentation of China Precision Steel, Inc., dated May 2008.
99.2	Press Release, dated May 20, 2008, announcing the Company’s presentations at the Brean Murray, Carret & Co. All-Cap, All-China Conference and the ROTH 3rd Annual China Discovery Tour Conference.
99.3	Press Release, dated May 21, 2008, announcing the Company’s presentation at the Credit Suisse China Opportunities Conference.